UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2017, Sears Holdings Corporation (the “Company”) held its annual meeting of stockholders at the Company’s offices in Hoffman Estates, Illinois. The meeting was held to vote on the matters described below.

1. Election of Directors. Bruce R. Berkowitz, Paul G. DePodesta, Kunal S. Kamlani, William C. Kunkler, III, Edward S. Lampert, Ann N. Reese and Thomas J. Tisch were elected to the Board of Directors for a one-year term expiring at the 2018 annual meeting of stockholders and until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Bruce R. Berkowitz	87,086,676	260,342	9,746,561
Paul G. DePodesta	86,923,056	423,962	9,746,561
Kunal S. Kamlani	87,108,169	238,849	9,746,561
William C. Kunkler, III	87,171,220	175,798	9,746,561
Edward S. Lampert	87,074,372	272,646	9,746,561
Ann N. Reese	86,916,193	430,825	9,746,561
Thomas J. Tisch	86,987,497	359,521	9,746,561

2. Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers as described in the Company’s proxy statement. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
85,929,631	1,312,561	104,826	9,746,561

3. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of Named Executive Officers. The stockholders approved, by an advisory vote, 1 Year as the frequency of the advisory vote regarding the compensation of the Company’s named executive officers. The votes on this matter were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
86,990,733	33,954	230,666	91,665	9,746,561

Based on these results, the Company will continue to hold an annual advisory vote on the compensation of the named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives.

4. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017. The stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The votes on this matter were as follows:

For	Against	Abstain
96,447,944	586,800	58,835

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

	By:	/s/ Jonathan C. Babb
Jonathan C. Babb,
Vice President, Deputy General Counsel & Corporate Secretary

Date: May 11, 2017